Page 22 of 79 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Bluefly, Inc. dated August 6, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  August 6, 1999
                                    QUANTUM INDUSTRIAL PARTNERS LDC


                                    By: /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


                                    QIH MANAGEMENT INVESTOR, L.P.

                                    By:  QIH Management, Inc.,
                                         its General Partner


                                         By:      /S/ MICHAEL C. NEUS
                                                  ------------------------------
                                                  Michael C. Neus
                                                  Vice President


                                    QIH MANAGEMENT, INC.


                                    By: /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Vice President


                                    SOROS FUND MANAGEMENT LLC


                                    By: /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Assistant General Counsel


                                    GEORGE SOROS


                                    By: /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact

                                                             Page 23 of 79 Pages




                                    STANLEY F. DRUCKENMILLER



                                    By: /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact